                                                                   EXHIBIT 10.16
                     AMENDMENT NO. 3 TO CREDIT AGREEMENT
                     -----------------------------------



     AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") dated as of December 2, 1996 among AMBAC Indemnity Corporation (the "Borrower"), Deutsche Bank AG, New York Branch ("Deutsche Bank"), Landesbank Hessen-Thuringen Girozentrale, ("Helaba"), Bayerische Landesbank Girozentrale, ("BLG"), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank" and, together with Helaba and BLG, the "New Banks"), and Deutsche Bank AG, New York Branch, as Agent (the "Agent").


                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Borrower, Deutsche Bank and the Agent have entered into a Credit Agreement, dated as of December 2, 1993 (as amended to date, the "Agreement"); and

     WHEREAS, each of the New Banks desire to become, and the Borrower, Deutsche Bank and the Agent desire that the New Banks become, Banks pursuant to and for purposes of the Agreement; and

     WHEREAS, the parties hereto desire to amend the Agreement as herein provided; and

     WHEREAS, pursuant to Section 12.12 of the Agreement, the Agreement may be amended by the written agreement of the Borrower, the Banks and the Agent;


     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.         Defined Terms.  Capitalized terms used herein and not
                -------------
otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     2.         Amendments.  (a) The "December 2, 2002" date set forth in
                ----------
the first sentence of Section 3.04 is hereby amended to "December 2, 2003".

     (b) Schedule I is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

     3.         No Default.  The Borrower hereby represents and warrants to
                ----------
the Banks and the Agent that, both before and after giving effect to this Amendment, no Default or Event of Default exists.

     4.         Representations and Warranties.  The Borrower hereby
                ------------------------------
represents and warrants to the Banks and the Agent that, both before and after giving effect to this Amendment, the representations and warranties contained in
Section 7 of the Agreement are true and correct in all material respects on and as of the date hereof.

     5.         Counterparts.  This Amendment may be executed simultaneously
                ------------
in two or more counterparts, each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     6.         Agreement Not Otherwise Amended.  Terms and provisions of
                -------------------------------
the Agreement not amended hereby shall continue to remain in full force and effect. From and after the date hereof, all references in the Agreement and each of the Credit Documents to the Agreement shall be deemed references to the Agreement as amended by this Amendment.

     7.         GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND
                -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered on its behalf, all on the date first above written.


                                AMBAC INDEMNITY CORPORATION


                                By /s/ Frank Bivona
                                ------------------------------
                                  Title: SVP, CFO & Treas.

                                DEUTSCHE BANK AG, NEW
                                  YORK BRANCH, Individually
                                  and as Agent


                                By /s/ Eckhard Osenberg
                                ------------------------------
                                  Title: AVP

                                By /s/ Louis Caltavuturo
                                ------------------------------
                                  Title: AVP

Address:
                                LANDESBANK HESSEN-THURINGEN
420 Fifth Avenue                        GIROZENTRALE
24th Floor
New York, New York 10018
Attention:  Mr. Richard Skierra By /s/ Lisa S. Pent
                                   ----------------
                                   Title: SVP, Manager


                                By /s/ Richard E. Skiera
                                   ---------------------
                                  Title: AVP


                                BAYERISCHE LANDESBANK
560 Lexington Avenue                GIROZENTRALE
22nd Floor
New York, New York 10022
Attention:  Mr. Scott Allison    By /s/ Peter Obermann
                                    ------------------
                                   Title: SVP

                                By /s/ Wilfried Freudenberger
                                   --------------------------
                                  Title: EVP

                                COOPERATIEVE CENTRALE
245 Park Avenue                   RAIFFEISEN-BOERENLEENBANK
New York, New York 10167          B.A.,"RABOBANK NEDERLAND",
Attention:  Corporate Services    NEW YORK BRANCH
       Department

                                By /s/ Ian Reece
                                   -------------
                                  Title: VP & Manager

                                By /s/ Angela R. Reilly
                                   --------------------
                                  Title: VP

                                                            EXHIBIT A
                                                            ---------

                                                            SCHEDULE I
                                                            ----------



                              COMMITMENTS
                              -----------



                BANK                          COMMITMENT AMOUNT
                ----                          -----------------

DEUTSCHE BANK AG, NEW YORK BRANCH                $213,000,000

LANDESBANK HESSEN-THURINGEN GIROZENTRALE           35,000,000

BAYERISCHE LANDESBANK GIROZENTRALE                 30,000,000

COOPERATIEVE CENTRALE RAIFFEISEN-                  72,000,000
  BOERENLEENBANK B.A., "RABOBANK
  NEDERLAND", NEW YORK BRANCH
                                              ---------------

                  TOTAL                          $350,000,000
                                                 ============